Exhibit 99.1

8333 Douglas Avenue, Suite 1100 Dallas, Texas 75225 T 214.238.5700 F 214.238.5701

Capital Southwest Receives Investment Grade Rating from Fitch Ratings
Fitch assigns a first-time BBB- long-term issuer rating with a stable outlook

Dallas, Texas - June 13, 2023 - Capital Southwest Corporation (“Capital Southwest” or “CSWC”) (Nasdaq: CSWC), an internally managed business development company focused on providing flexible financing solutions to support the acquisition and growth of middle market businesses, today announced that Fitch Ratings, Inc. (“Fitch”) has assigned Capital Southwest an investment grade long-term issuer rating of BBB- with a stable outlook.

Factors cited by Fitch in support of its rating include the senior focus of CSWC’s investment portfolio, strong portfolio diversification, above-average asset coverage cushion, consistent operating performance, and strong funding flexibility with demonstrated access to the public debt and equity markets. The stable rating outlook reflects Fitch’s expectations for a relatively consistent portfolio mix between first lien debt and equity investments, consistent core earnings generation, solid asset quality, and the maintenance of sufficient asset coverage cushion and unsecured funding mix.

About Capital Southwest
Capital Southwest Corporation (Nasdaq: CSWC) is a Dallas, Texas-based, internally managed business development company with approximately $1.2 billion in investments at fair value as of March 31, 2023. Capital Southwest is a middle market lending firm focused on supporting the acquisition and growth of middle market businesses with $5 million to $35 million investments across the capital structure, including first lien, second lien and non-control equity co-investments. As a public company with a permanent capital base, Capital Southwest has the flexibility to be creative in its financing solutions and to invest to support the growth of its portfolio companies over long periods of time.
Forward-Looking Statements
This press release contains historical information and forward-looking statements with respect to the business and investments of Capital Southwest, including, but not limited to, the statements about Capital Southwest's future performance and financial performance and financial condition. Forward-looking statements are statements that are not historical statements and can often be identified by words such as "will," "believe," "expect" and similar expressions and variations or negatives of these words. These statements are based on management's current expectations, assumptions and beliefs. They are not guarantees of future results and are subject to numerous risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statement. These risks include risks related to: changes in the markets in which Capital Southwest invests; changes in the financial, capital, and lending markets; changes in the interest rate environment and its impact on CSWC’s business and its portfolio companies; regulatory changes; tax treatment; CSWC’s ability to operate its wholly owned subsidiary, Capital Southwest SBIC I, LP, as a small business investment company; an economic downturn and its impact on the ability of CSWC’s portfolio companies to operate and the investment opportunities available to it; the impact of supply chain constraints and labor shortages on CSWC’s portfolio companies; and the elevated levels of inflation and its impact on CSWC’s portfolio companies and the industries in which it invests.

Readers should not place undue reliance on any forward-looking statements and are encouraged to review Capital Southwest's Annual Report on Form 10-K for the year ended March 31, 2023 and subsequent filings, including the "Risk Factors" sections therein, with the Securities and Exchange Commission for a more complete discussion of the risks and other factors that could affect any forward-looking statements. Except as required by the federal securities laws, Capital Southwest does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changing circumstances or any other reason after the date of this press release.
Investor Relations Contact:
Michael S. Sarner, Chief Financial Officer
214-884-3829